Helping Build Minnesota—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Minnesota

107	$1.8B	$2.6B	24.5M	13,956
Projects	HIT Investment Amount	Total Development Cost	Hours of Union Construction Work	Housing Units Created or Preserved
$5.5B	30,842	$2.2B	$219.3M	49%
Total Economic Impact	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Percent Affordable

PROJECT PROFILE:

RISE ON 7

The HIT provided $35.1 million in funding for the $40.4 million new construction of the all affordable Rise on 7 in St. Louis Park. The project will offer 120 units and create an estimated 264,020 hours of union construction work.

PROJECT PROFILE:

ZENITH

The HIT provided $26.7 million in funding for the $49.1 million conversion of the Old Central High School into the 122-unit Zenith apartments in Duluth, creating an estimated 334,360 hours of union construction work.

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Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2022. Economic impact data is in 2021 dollars and all other flgures are nominal.

Helping Build Minnesota —The Union Way	JUNE 2022

Old Cedar Apartments—Bloomington	Ladder 260 - Minneapolis	Amber Union—Falcon Heights

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

— Dan McConnell, Business Manager

     Minneapolis Building and Construction Trades Council

HIGHLIGHTS OF MINNESOTA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
The American Cooperative of Anoka	Anoka	$20,931,200	$34,728,425	292,850
Old Cedar Apartments	Bloomington	$21,774,000	$19,169,071	150,360
The Crest Apartments	Brooklyn Center	$25,014,942	$40,052,670	192,720
42nd & Central	Columbia Heights	$10,631,900	$21,899,161	140,880
Zenith	Duluth	$26,682,200	$49,084,470	334,360
Amber Union	Falcon Heights	$18,273,000	$55,604,667	371,940
Greenway Apartments	Minneapolis	$12,327,300	$26,847,568	176,070
Ladder 260	Minneapolis	$18,219,487	$34,281,708	203,510
Peregrine Apartments	Minneapolis	$55,587,970	$55,711,262	363,130
Rise on 7	St. Louis Park	$35,103,700	$40,355,688	264,020

Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2022. Economic impact data is in 2021 dollars and all other flgures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com